SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                 March 26, 1997

                     _______________________________________

                         THERMO INSTRUMENT SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                  1-9786             04-2925809
        (State or other           (Commission        (I.R.S. Employer
        jurisdiction of            File Number)   Identification Number)
        incorporation)

        1275 Hammerwood Avenue
        Sunnyvale, CA                                     94089
        (Address of principal                             (Zip Code)
         executive offices)
                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
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        Item 2.   Acquisition or Disposition of Assets
                  ------------------------------------

             On March 26, 1997, Thermo Instrument Systems Inc. (the "Company") acquired 164,126,284 shares of Life Sciences International PLC ("Life Sciences"), a London Stock Exchange listed company, for 135 pence per share (an aggregate of approximately $355,000,000) in completion of the Company's offer to acquire all of the outstanding shares of Life Sciences. The Company became unconditionally obligated to acquire these shares on March 12, 1997 after the Company declared the offer unconditional in all respects. The Company will acquire the Life Sciences shares that remain outstanding (approximately 10,600,000 shares) for 135 pence per share pursuant to the compulsory acquisition rules applicable to United Kingdom companies. The acquisition of the Life Sciences shares was financed with available cash and borrowings from Thermo Electron Corporation ("Thermo Electron"), the Company's parent corporation.

             The Company has no present intention to use the plant, equipment or other physical property acquired for purposes materially different for the purposes for which such assets were
        used prior to the acquisition.   The Company will review the
        businesses of Life Sciences and their assets, corporate structure, capitalization, operations, properties, policies, management and personnel. The Company may develop plans or proposals, including mergers, transfers of a material amount of assets or other transactions or changes relating to the acquired businesses. Any such transaction might involve Thermo Electron or another subsidiary of Thermo Electron or the Company.



        Item 7.   Financial Statements, Pro Forma Combined Condensed
                  --------------------------------------------------
                  Financial Information and Exhibits.
                  ----------------------------------


                  (a) Financial Statements of Businesses Acquired: As it is impracticable to file such information at this time, it will be filed by amendment on or prior to June 9, 1997.

                  (b)  Pro Forma Combined Condensed Financial
                       Information: as it is impracticable to file such information at this time, it will be filed by amendment on or prior to June 9, 1997.
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                                        3




                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 3d day of April, 1997.

                                      THERMO INSTRUMENT SYSTEMS INC.



                                      By: /s/Jonathan W. Painter
                                           Jonathan W. Painter
                                           Treasurer





        AA970870010